Presentation to Clients of Raymond James February 2015 Exhibit 99.1

2 This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements about the Company’s product introductions, geographic expansion, investments in brand building, debt reduction, integration of the Insight acquisition, product mix, consumption growth and market position of the Company’s brands, M&A market activity, cost efficiencies, and the Company’s future financial performance. Words such as “continue,” “will,” “expect,” “target,” “project,” “anticipate,” “likely,” “estimate,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward- looking statements. These factors include, among others, the failure to successfully integrate or capture cost savings from the Insight or Hydralyte businesses or future acquisitions, the failure to successfully commercialize new products, the severity of the cold and flu season, the inability of third party suppliers to meet demand, competitive pressures, the effectiveness of the Company’s brand building investments, fluctuating foreign exchange rates, and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2014 and in Part II, Item 1A. Risk Factors in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2014. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. Safe Harbor Disclosure

Key Drivers of Long-Term Shareholder Value



1
Develop a Portfolio of Leading Brands
2
Capitalize on Efficient and Effective Operating Model
3
Deliver Robust and Consistent Free Cash Flow
4
Execute Proven and Repeatable M&A Strategy

- **Portfolio of recognizable brands in attractive consumer health industry**
- **Established expertise in brand building and product innovation**
- **Demonstrated ability to gain market share long-term**
- **Target Revenue contribution from Core OTC and International brands from ~78% to ~85%**

- Efficient asset-lite model with best-in-class outsourced manufacturing and distribution partners
- Scalable operating platform key to Revenue expansion from $300MM to $800MM and beyond
- Business model enables gross margin expansion and G&A absorption
- Continued cost efficiencies expected with GM targeted at 60% and savings reinvested in A&P

- Strong and consistent cash flow driven by industry leading EBITDA margins, capital-lite business model and significant deferred tax assets
- Rapid deleveraging allows for expanded acquisition capacity and continued investment in brand building
- Non-core brands' role contributes to cash flow
- Debt repayment reduces cash interest expense and adds to EPS

- Demonstrated track record of 6 acquisitions during the past 5 years
- Effective consolidation platform positioned for consistent pipeline of opportunities
- Proven ability to source from varied sellers
- Fragmented industry and recent wave of acquisitions creates a robust pipeline

PrestigeBrands

3

4 Develop a Portfolio of Leading Brands 1

5 A Diversified Portfolio of Well-Known Brands A Diversified Portfolio Of Well-Known Brands 5 1

1 Portfolio Strategy Achieving Desired Results

	Invest for Growth		Manage for Cash Flow Generation	
	Core OTC	International	Other OTC	Household

Contribution to Portfolio:



63%
15%
11%
11%

	Invest for Growth	Manage for Cash Flow Generation
# of Brands:	~25% of Total Brands	~75% of Total Brands
Investment:	High	Maintain

Targeted Mix Over Time[(2)(3)]:



~78%
~85%
Current
Target
~22%
~15%
Current
Target

	Invest for Growth	Manage for Cash Flow Generation
Q3 FY 15 % Organic Growth: *(Constant Currency Basis)*[(1)]	+4.0%	(0.1%)

+2.9%[(1)] Organic Growth

PrestigeBrands

6

7 Demonstrated Ability to Build Brands Product Innovation A&P Investment Consumption Change 10.9% 9.3% 15.7% 5.4% 1.4% 4.9% 3 Yr* 52 Weeks** 12 Weeks** Source: IRI multi-outlet retail dollar sales growth for relevant period. * Represents change over 3 most recently reported Fiscal Years ** Represent change over period ended 12/28/14 1 Category

8 Demonstrated Ability to Build Brands Product Innovation A&P Investment Consumption Change 21.7% 9.9% 7.1% 14.8% 7.8% 4.8% 3 Yr* 52 Weeks** 12 Weeks** Source: IRI multi-outlet retail dollar sales growth for relevant period. * Represents change over 3 most recently reported Fiscal Years ** Represent change over period ended 12/28/14 Travel Site Banners Online Videos Social Media Presence 1 Category

9 The Consumer Journey 6 Initiatives to Restore Leadership Historical Consumer Trends  Doctor visit essential at time of first infection  Treatment options: Rx (generic) or OTC (Monistat or private label)  70% of patients use what doctor recommends Elimination of HCP Marketing  Rx has outpaced Monistat since 2008 1. Employ Direct Professional Sales & Telesales Detail Forces 2. Facilitate Peer-to-Peer Education and Information 3. Conduct Medical Studies 4. Attend and Sponsor Professional Congresses 5. Email and Direct Mail Campaigns to HCPs 6. Sample Product in Medical Offices Monistat is as effective as oral Rx treatment, yet works 4x faster with equal symptom relief 1 Restore Investment in Health Care Professionals to Reinvigorate Growth

10 Demonstrated Ability to Build Brands Consumption Change Product Innovation A&P Investment Multi-year agreement with Dale Earnhardt, Jr. for the NASCAR XFINITY Series 7.5% 2.6% 5.1% 0.9% 1.5% 4.4% 3 Yr* 52 Weeks** 12 Weeks** Source: IRI multi-outlet retail dollar sales growth for relevant period. * Represents change over 3 most recently reported Fiscal Years ** Represent change over period ended 12/28/14 1 Category

11 Core OTC Consumption Growth Has Accelerated, Contributing to Sustained Sales Momentum Consumption Growth Organic Sales Growth (1.8%) 1.0% 1.6% 0.8% 3.9% 5.5% Q1 Q2 Q3 (5.0%) (4.2%) 2.8% (2.4%) 0.0% 8.3% Q1 Q2 Q3 FY 15 Core OTC, excludes Insight Pharmaceuticals. Source: IRI multi-outlet retail dollar sales growth for relevant period. Data reflects retail dollar sales percentage growth versus prior period. FY 15 +0.1% Y/Y % ∆: +0.2% (0.2%) (0.4%) +0.7% Excluding PediaCare 1

International Markets Gaining Importance

2011	2014


International
10%
U.S.
90%
International
~15%
U.S.
~85%

2011

- Distributor model
- Predominantly established markets

2014

- Local operations in Australia and New Zealand
- Beachhead for attractive region
- Attractive growth profile

International Business Has Grown from ~$35MM to ~$110MM(2) in Last Three Years

PrestigeBrands

12

13 Capitalize on Efficient and Effective Operating Model 2

14 Prestige Operating Model Best-in-Class Outsourced Partners Advertising Logistics Distribution Manufacturing Brand Management Marketing Customer Service IT Finance Product Quality Product Development Sales  Focus on Brand Building  Specialized Skills and Knowledge  Economies of Scale 2 Leverage Internal and External Resources as One Integrated System

15 Key Benefits of Our Operating Model  Ensures Organizational Focus on Brand Building  Provides Access to Additional Technical Resources for New Product Development  Broad Base of Manufacturer’s Industry Knowledge  Efficient, Scalable and Flexible Model  State-of-the-Art Manufacturing with Minimal Capital Outlays  Results in Superior Margins and Free Cash Flow Conversion 2

16 30.0% 30.5% 34.9% 33.9% FY'11A FY'12A FY'13A FY'14A 12.7% 13.0% 14.5% 14.9% FY'11A FY'12A FY'13A FY'14A 10.2% 8.5% 7.2% 7.9% FY'11A FY'12A FY'13A FY'14A 52.9% 52.0% 56.6% 56.7% FY'11A FY'12A FY'13A FY'14A Adjusted Gross Margin(4) Margin Expansion and Efficiency Gains Allows for Increased A&P Investment Adjusted G&A % Net Sales(4) A&P % Net Sales Adjusted EBITDA Margin(5) 2

17 Deliver Robust and Consistent Free Cash Flow 3

18 Drivers of Free Cash Flow  Superior EBITDA margin profile  Outsourced manufacturing with minimal capital outlays  Disciplined acquisition strategy with proven integration synergies and structured in a highly tax- efficient manner  Low cash tax rate from significant long-term tax attributes $59(6) $86(6) $67(6) $127(6) $125 $155(7) $175 FY10 FY11 FY12 FY13 FY14 FY15 Outlook PF FY15 Adjusted Free Cash Flow(6) +35% $129(6) ~ (8) 3

19 Industry Leading EBITDA Margins 11.5% 13.7% 15.6% 16.8% 19.9% 20.2% 22.0% 22.8% 23.1% 27.4% 27.6% 33.8% ~37%(9) Adjusted EBITDA Margins Median: 22.0% 3 Source: Company filings and Capital IQ

20 Superior Free Cash Flow Conversion 84.3% 93.6% 96.0% 107.9% 109.5% 111.5% 112.5% 114.8% 117.5% 125.9% 135.2% 152.4% Median: 112.5% Adjusted Yield(10) and FCF Conversion(11) Median: 5% ~175%(11) 3 9% 8% 5% 6% 4% 5% 6% 5% 5% 6% 7% 5% 5% Source: Company filings and Capital IQ

21 Strong & Consistent Cash Flow Leads to Rapid De-levering & Building M&A Capacity Leverage Ratio(12) FY 15E FY 16E FY 17E ~$1.6 BN +$2.0 BN ~$0.6 BN Illustrative Financing Capacity(13) ~5.6x ~5.4x ~5.1x ~4.4x ≥4.0x Q2 FY 15 Q3 FY 15 FY 15E FY 16E FY 17E  Reduced Net Debt by ~$55 million in Q3  FY 15E leverage expected to be reduced by ~0.5x since Q2 ended September with expected continued reduction  Projected expanded M&A capability of $1.6 billion in FY 16E and +$2.0 billion by FY 17E 3

22 Execute Proven and Repeatable M&A Strategy 4

23 Recurring Flow of Quality Opportunities in OTC Over Time 4 2008 2007 2009 2010 2011 2013 (Minors) ® 2012 (Non Core OTC) (LatAm Brands) (5 Brands) (7 OTC Brands) (European & ROW Brands) (17 OTC Brands) 2014 (Consumer Brands) (OTC JV) (Consumer)

24 M&A Strategy has Delivered Shareholder Value M&A as a Value Creator Disciplined and Aggressive M&A Strategy 4 Attractive Pricing Dynamics Number and Scale of Opportunities Pure Play OTC Platform Position of Strength

25 Proven Ability to Source from Varied Sellers 4

26 Recent Acquisitions Have Transformed Our Business Platform Expansion Geographic Expansion Six Acquisitions Completed in Past Five Years Have More Than Tripled Prestige’s OTC Business North American Brands 2010 2012 2013 2014 2011 April 2014 July 2013 April 2014 December 2011 December 2010 September 2010 4

27 Strengthening Brand Scale in OTC FY2010(14) FY2015(15) +3.0x Average: $38MM* Average: $113MM* * Retail Sales Brand Scale in Top 4 OTC Brands 4

28 Successful Integration of Insight Pharmaceuticals Regulatory / Quality Assurance Systems / Back-Office Supply Chain Sales & Distribution  IT systems and processes transferred  Personnel and offices transitioned Brand Building Expect to Complete by End of Q3 On-Going 12-24 Months  Regulatory and quality functions integrated  Go-to-market strategy in-place and selling organization integrated  Optimizing common supplier network  Identifying and capturing cost savings potential  Marketing strategy formation underway  Brand plans and new product / innovation pipeline being developed 4

Key Drivers of Long-Term Shareholder Value



1
Develop a Portfolio of Leading Brands
Capitalize on Efficient and Effective Operating Model
2
3
Deliver Robust and Consistent Free Cash Flow
Execute Proven and Repeatable M&A Strategy
4

- **Portfolio of recognizable brands in attractive consumer health industry**
- **Established expertise in brand building and product innovation**
- **Demonstrated ability to gain market share long-term**
- **Target Revenue contribution from Core OTC and International brands from ~78% to ~85%**

- Efficient asset-lite model with best-in-class outsourced manufacturing and distribution partners
- Scalable operating platform key to Revenue expansion from $300MM to $800MM and beyond
- Business model enables gross margin expansion and G&A absorption
- Continued cost efficiencies expected with GM targeted at 60% and savings reinvested in A&P

- Strong and consistent cash flow driven by industry leading EBITDA margins, capital-lite business model and significant deferred tax assets
- Rapid deleveraging allows for expanded acquisition capacity and continued investment in brand building
- Non-core brands' role contributes to cash flow
- Debt repayment reduces cash interest expense and adds to EPS

- Demonstrated track record of 6 acquisitions during the past 5 years
- Effective consolidation platform positioned for consistent pipeline of opportunities
- Proven ability to source from varied sellers
- Fragmented industry and recent wave of acquisitions creates a robust pipeline

PrestigeBrands

29

30

Q3 Performance Highlights and Outlook

- Q3 consolidated **Revenue** of **$197.6** million, up **36.4%** versus PY Q3
  - **Organic growth of +2.9%**[1] **on a constant currency basis,** and **+2.1%** on a dollar basis versus PY Q3
- **Core OTC consumption growth** of **+5.5%** (ex. PediaCare), and **+1.6%** (total Core OTC)
- **Adjusted Gross Margin of 57.2%**[16] versus 55.5% in the PY Q3, and up from 57.0% in Q2
- **Adjusted EPS of $0.48**[16], up **60.0%** versus the PY Q3
- Strong **Adjusted Free Cash Flow** of **$45.5**[16] million, up **9.6%** versus the PY Q3
- Consistent and innovative marketing support building **long-term brand equity in core OTC brands**
- **Insight Pharmaceuticals integration complete** with supply and demand initiatives underway
- **On track** to deliver expected **strong financial performance in FY 15**

	Previous	Updated
- Full year Revenue growth	+15% – 18%	+18%
- Adjusted EPS	$1.75 – $1.85	$1.82 – $1.85[17]
- Adjusted Free Cash Flow	~$150 million	~$155 million[7]

PrestigeBrands

31

32 Selected Observations on Third Quarter Performance  Excellent overall financial performance in the quarter exceeded expectations − Achieved organic growth of 2.9%(1) excluding the impact of foreign currency − Revenue of $197.6 million, an increase of 36.4% − Adjusted EPS of $0.48(16), up 60.0% − Adjusted Free Cash Flow growth of 9.6% to $45.5 million(16)  Updating full year outlook to reflect strong performance $144.9 $44.1 $41.5 $197.6 $69.1 $45.5 Total Revenue Adjusted EBITDA Adjusted EPS Adjusted Free Cash Flow Q3 FY 15 Q3 FY 14 36.4% 56.8% 60.0% 9.6% $0.30 $0.48 (5) (16) (16) Dollar values in millions, except per share data.

33

Stay the Strategic Course to Continue to Create Shareholder Value

Brand Building

- Continue investment and focus on Core OTC and International to drive consumption growth
- Deliver new product innovations on a consistent basis (five planned in Q4 in both domestic/international)
- Assess appropriate Pediatric strategies moving forward post cough/cold season in relation to total portfolio
- Innovate and evolve marketing vehicles across key brands, recognizing retail environment

Insight Integration

- Stabilize portfolio over initial 12 months
- Commence investment in Monistat
- Optimize supply chain and capture cost savings over 12-24 months

M&A Strategy

- Remain aggressive and disciplined
- Appropriately capitalize on industry consolidation and announcements
- Explore creative deal structures and partnerships

FY 15 Full Year Outlook

- Strong Revenue growth (+18%) in challenging retail environment
  - Organic growth in Q3 and expected in Q4
  - Solid cough/cold season
  - Work to do on Insight Portfolio
  - Retailer inventory pressure continues
  - Currency headwinds in Q4 and beyond
- Adjusted EPS growth of 19% to 21% at $1.82 to $1.85[17] expected for full year
- Excellent estimated Adjusted Free Cash Flow of ~$155 million[7] continues to drive long-term strategy

PrestigeBrands

34

35 Q&A

36 Appendix (1) Organic Revenue Growth on a constant currency basis is a Non-GAAP financial measure and is reconciled to GAAP Total Revenues in our Q3FY15 earnings release in the “About Non-GAAP Financial Measures” section in Exhibit 99.1 to our Form 8- K filed with the SEC on February 5, 2015. (2) Pro forma Net Sales is projected for FY15 as if Insight and Hydralyte were acquired on April 1, 2014. (3) Based on Company's organic long-term plan. Source: Company data. (4) Adjusted Gross Margin and Adjusted G&A % Net Sales are Non-GAAP financial measures and are reconciled to GAAP Gross Margin and GAAP G&A, respectively, in Exhibit 99.2 to our Form 8-K filed with the SEC on February 26, 2015. (5) Adjusted EBITDA is a non-GAAP financial measure and is reconciled to GAAP Net Income in Exhibit 99.2 to our Form 8-K filed with the SEC on February 26, 2015. Adjusted EBITDA Margin is a Non-GAAP financial measure and is calculated as Non- GAAP Adjusted EBITDA over Non-GAAP Adjusted Total Revenues. (6) Adjusted Free Cash Flow is a Non-GAAP financial measure and is reconciled to GAAP Net Cash Provided by Operating Activities in Exhibit 99.2 to our Form 8-K filed with the SEC on February 26, 2015. (7) Adjusted Free Cash Flow for FY15 Outlook is a projected Non-GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in our Q3FY15 earnings release in the “About Non-GAAP Financial Measures” section in Exhibit 19.1 to our Form 8-K filed with the SEC on February 5, 2015 and is calculated based on projected Net Cash Provided by Operating Activities of $146 million, plus projected integration costs of $15 million less projected capital expenditures of $6 million. (8) Pro forma Adjusted Free Cash Flow for FY15 is a projected Non-GAAP financial measure as if Insight and Hydralyte were acquired on April 1, 2014 and is calculated based on projected GAAP Net Cash Provided by Operating Activities of approximately $182 million less projected Capital Expenditures of approximately $7 million. (9) Pro forma Adjusted EBITDA Margin is a Non-GAAP financial measure and is arrived at by taking Pro forma Adjusted EBITDA of $300 million divided by Pro forma Net Sales of $800 million. Pro forma Adjusted EBITDA is a projected Non-GAAP financial measure and is arrived at by taking Pro forma projected Net Income of $89 million and adding back projected depreciation and amortization of $31 million, projected interest expense of $103 million, projected income taxes of $52 million and projected transition, integration and purchase accounting items of $25 million to arrive at $300 million.

37 Appendix (10) Adjusted Free Cash Flow Yield is calculated as Non-GAAP Pro forma Adjusted Free Cash Flow over the Company’s market capitalization as of November 14, 2014. Source: Company filings and Capital IQ. Notes: For the latest twelve month period as of November 14, 2014. (11) Adjusted Free Cash Flow Conversion is a Non-GAAP financial measure and is calculated as Adjusted Free Cash Flow over Non-GAAP Adjusted Net Income. Adjusted Free Cash Flow Conversion for the latest 12 months ended September 30, 2014 is reconciled to its most closely related GAAP financial measures in Exhibit 99.2 to our Form 8-K filed with the SEC on November 18, 2014. (12) Leverage ratio reflects net debt / covenant defined EBITDA. (13) Assumes max leverage of 5.75x and average EBITDA acquisition multiple consistent with previous acquisitions. (14) IRI MULO + C-Store data, reflects retail dollar sales. (15) Based on Company estimates of retail sales for FY2015. (16) Adjusted Gross Margin, Adjusted G&A, Adjusted Net Income, Adjusted EPS and Adjusted Free Cash Flow are non-GAAP financial measures and are reconciled to their most closely related GAAP financial measures in our Q3FY15 earnings release in the “About Non-GAAP Financial Measures” section in Exhibit 99.1 to our Form 8-K filed with the SEC on February 5, 2015 and is also included in Exhibit 99.2 to our Form 8-K filed with the SEC on February 26, 2015. (17) Adjusted EPS for FY15 is a projected Non-GAAP financial measure, is reconciled to projected GAAP EPS in our earnings release in the “About Non-GAAP Financial Measures” section for Q3FY15 and is calculated based on projected GAAP EPS of $1.35 to $1.38 plus $0.47 of projected acquisition related items totaling $1.82 to $1.85.